UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 2, 2008

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (703) 329-6300

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On September 2, 2008, AvalonBay Communities, Inc. (“AvalonBay”) announced the formation of AvalonBay Value Added Fund II, L.P. (“Fund II”), a private, discretionary investment vehicle with commitments from four institutional investors and AvalonBay.  Fund II will acquire and operate multifamily apartment communities primarily in AvalonBay’s high barrier-to-entry markets of the Northeast, Mid-Atlantic, Midwest, and West Coast regions of the U.S. with the objective of creating value through redevelopment, enhanced operations and/or improving market fundamentals.

A press release announcing the closing of Fund II is attached as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated September 2, 2008. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer

Date: September 2, 2008

ITEM 9.01             Financial Statements and Exhibits

(c)          Exhibits.

Exhibit No.	Description

99.1	Press Release of AvalonBay Communities, Inc. dated September 2, 2008. (Filed herewith)